Exhibit 21

AMERCO (Nevada)
Consolidated Subsidiaries

Patriot Truck Leasing, LLC	NV

Picacho Peak Investments Co.	NV

ARCOA Risk Retention Group, Inc.	NV

Repwest Insurance Company	AZ
Republic Claims Service Company	AZ
Ponderosa Insurance Agency, LLC	AZ
RWIC Investments, Inc.	AZ

Oxford Life Insurance Company	AZ
Oxford Life Insurance Agency, Inc.	AZ
North American Insurance Company	WI
Christian Fidelity Life Insurance Company	TX

Amerco Real Estate Company	NV
Amerco Real Estate Company of Alabama, Inc.	AL
Amerco Real Estate Company of Texas, Inc.	TX
Amerco Real Estate Services, Inc.	NV
AREC 905, LLC	DE
Rainbow-Queen Properties, LLC	AZ
One PAC Company	NV
Two PAC Company	NV
Three PAC Company	NV
Four PAC Company	NV
Five PAC Company	NV
Six PAC Company	NV
Seven PAC Company	NV
Eight PAC Company	NV
Nine PAC Company	NV
Ten PAC Company	NV
Eleven PAC Company	NV
Twelve PAC Company	NV
Sixteen PAC Company	NV
Seventeen PAC Company	NV
Eighteen PAC Company	NV
Nineteen PAC Company	NV
Twenty PAC Company	NV
Twenty-One PAC Company	NV
Nationwide Commercial Co.	AZ
PF&F Holdings Corporation	DE
Fourteen PAC Company	NV
Fifteen PAC Company	NV
AREC Holdings, LLC	DE
AREC 1, LLC	DE

AREC 2, LLC	DE
AREC 3, LLC	DE
AREC 4, LLC	DE
AREC 5, LLC	DE
AREC 6, LLC	DE
AREC 7, LLC	DE
AREC 8, LLC	DE
AREC 9, LLC	DE
AREC 10, LLC	DE
AREC 11, LLC	DE
AREC 12, LLC	DE
AREC 13, LLC	DE
AREC 14, LLC	NV
AREC 15, LLC	NV
AREC 19, LLC	NV
AREC 20, LLC	NV
AREC 21, LLC	NV
AREC 2018, LLC	NV
AREC RW MS, LLC	DE
41 Haig, LLC	NV
53 Roanoke, LLC	NV
74-5583 Pawai, LLC	NV
125 Beechwood, LLC	NV
344 Erie, LLC	NV
365 Cherry, LLC	NV
380 Union, LLC	NV
407 Park, LLC	NV
500 Cermack, LLC	NV
560 Waterbury, LLC	NV
3179 Harrison, LLC	NV
3400 MacArthur, LLC	NV
4011 Stockton Hill, LLC	NV
8525 Oso Blanca, LLC	NV
11700 Capitol, LLC	NV

U-Haul International, Inc.	NV
United States:
A & M Associates, Inc	AZ
Web Team Associates, Inc.	NV
EMove, Inc.	NV
U-Haul Business Consultants, Inc	AZ
U-Haul Leasing & Sales Co.	NV
RTAC, LLC	NV
U-Haul R Fleet, LLC	NV
2010 BE-BP-2, LLC	NV
2010 U-Haul S Fleet, LLC	NV
2010 TM-1, LLC	NV
2010 TT-1, LLC	NV
2010 DC-1, LLC	NV

2013 U-Haul R Fleet, LLC	NV
2013 BP, LLC	NV
2013 U-Haul R Fleet 2, LLC	NV
2013 BOA-BE, LLC	NV
2013 U-Haul R Fleet 3, LLC	NV
2013 NYCB-BE, LLC	NV
U-Box, LLC	NV
U-Haul Moving Partners, Inc.	NV
U-Haul Self-Storage Corporation	NV
U-Haul Self-Storage Management (WPC), Inc.	NV
U-Haul Co. of Alabama, Inc.	AL
U-Haul Co. of Alaska	AK
U-Haul Co. of Arizona	AZ
Boxman Rentals, LLC	NV
U-Haul Titling, LLC	NV
2010 U-Haul Titling 2, LLC	NV
2010 U-Haul Titling 3, LLC	NV
2013 U-Haul Titling 1, LLC	NV
2013 U-Haul Titling 2, LLC	NV
2013 U-Haul Titling 3, LLC	NV
CGAF Holdings, LLC	NV
Casa Grande Alternative Fuel Co., LLC	NV
U-Haul Co. of Arkansas	AR
U-Haul Co. of California	CA
U-Haul Co. of Colorado	CO
U-Haul Co. of Connecticut	CT
U-Haul Co. of District of Columbia, Inc.	DC
U-Haul Co. of Florida	FL
U-Haul Co. of Florida 2, LLC	DE
U-Haul Co. of Florida 3, LLC	DE
U-Haul Co. of Florida 4, LLC	DE
U-Haul Co. of Florida 5, LLC	DE
U-Haul Co. of Florida 905, LLC	DE
U-Haul Co. of Florida 14, LLC	NV
U-Haul Co. of Florida 15, LLC	NV
U-Haul Co. of Florida 19, LLC	NV
U-Haul Co. of Florida 21, LLC	NV
U-Haul Co. of Georgia	GA
U-Haul of Hawaii, Inc.	HI
U-Haul Co. of Idaho, Inc.	ID
U-Haul Co. of Illinois, Inc.	IL
U-Haul Co. of Indiana, Inc.	IN
U-Haul Co. of Iowa, Inc.	IA
U-Haul Co. of Kansas, Inc.	KS
U-Haul Co. of Kentucky	KY
U-Haul Co. of Louisiana	LA
U-Haul Co. of Maine, Inc.	ME
U-Haul Co. of Maryland, Inc.	MD
U-Haul Co. of Massachusetts and Ohio, Inc.	MA
Collegeboxes, LLC	MA
U-Haul Co. of Michigan	MI

U-Haul Co. of Minnesota	MN
U-Haul Co. of Mississippi	MS
U-Haul Company of Missouri	MO
U-Haul Co. of Montana, Inc.	MT
U-Haul Co. of Nebraska	NE
U-Haul Co. of Nevada, Inc.	NV
U-Haul Co. of New Hampshire, Inc.	NH
U-Haul Co. of New Jersey, Inc.	NJ
U-Haul Co. of New Mexico, Inc.	NM
U-Haul Co. of New York and Vermont, Inc.	NY
U-Haul Co. of North Carolina	NC
U-Haul Co. of North Dakota	ND
U-Haul Co. of Oklahoma, Inc.	OK
U-Haul Co. of Oregon	OR
U-Haul Co. of Pennsylvania	PA
U-Haul Co. of Rhode Island	RI
U-Haul Co. of South Carolina, Inc.	SC
U-Haul Co. of South Dakota, Inc.	SD
U-Haul Co. of Tennessee	TN
U-Haul Co. of Texas	TX
U-Haul Co. of Utah, Inc.	UT
U-Haul Co. of Virginia	VA
U-Haul Co. of Washington	WA
U-Haul Co. of West Virginia	WV
U-Haul Co. of Wisconsin, Inc.	WI
U-Haul Co. of Wyoming, Inc.	WY
UHIL Holdings, LLC	DE
UHIL 1, LLC	DE
UHIL 2, LLC	DE
UHIL 3, LLC	DE
UHIL 4, LLC	DE
UHIL 5, LLC	DE
UHIL 6, LLC	DE
UHIL 7, LLC	DE
UHIL 8, LLC	DE
UHIL 9, LLC	DE
UHIL 10, LLC	DE
UHIL 11, LLC	DE
UHIL 12, LLC	DE
UHIL 13, LLC	DE
UHIL 14, LLC	NV
UHIL 15, LLC	NV
UHIL 16, LLC	NV
UHIL 19, LLC	NV
UHIL 20, LLC	NV
UHIL 21, LLC	NV

Canada:
U-Haul Co. (Canada) Ltd. U-Haul Co. (Canada) Ltee	ON
U-Haul Inspections, Ltd.	BC
239 Station (Candad), Ltd.	ON

900 Water (Candad), Ltd.	ON
2100 Norman (Candad), Ltd.	QC
4605 Kent (Candad), Ltd.	ON
9082 Tecumseh (Candad), Ltd.	ON